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[AIRCRAFT LOGO]

                                                                 Exhibit 23.2




                              CONSENT OF APPRAISER


     We consent to the use of our reports included herein and the references to our firm in the AerCo Limited Registration Statement on Form F-4 (file
no. 333-     ) to be filed with the Securities and Exchange Commission.


Dated:  November       , 1998



                           AIRCRAFT INFORMATION SERVICES, INC.


                                             /S/  John D. McNicol
                           BY: _______________________________________________

                               Name:    John D. McNicol
                               Title:   Vice President - Appraisals & Forecasts





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